UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GCP APPLIED TECHNOLOGIES INC.

(Name of Registrant as Specified In Its Charter)

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The following letter was distributed to certain stockholders of GCP Applied Technologies Inc. on May 12, 2020.

Dear GCP Shareholder,

We wanted to follow-up following Starboard’s most recent presentation in support of their proxy fight to replace most of the GCP Board.

Their most recent presentation is replete with errors, mischaracterizations and flat-out misleading comparisons (e.g., comparing GCP to the S&P 500, not the index GCP belongs to – the S&P 600). We have outlined some of the problems with Starboard’s presentation below, which are similar to the pattern of mischaracterizations that we have outlined before. We believe that Starboard has taken this approach to distract from its campaign to replace the Board, with the support of 40 North.

GCP has been delivering strong results, is well-positioned with a strong balance sheet, has been taking care of its employees and community and has substantially refreshed the Board with new and experienced directors, while Starboard has taken steps to try to undermine the management team and has refused any settlement proposal that does not involve their hand-picked nominees comprising a supermajority of the Board.

Please vote the BLUE proxy card or voting instruction form and support ALL of GCP’s highly qualified, independent slate of director nominees.

Feel to free to reach out with any questions.

Randy

Some of Starboard’s Most Recent Mischaracterizations

GCP’s comparison to the S&P 600 – an index GCP belongs to – is a more appropriate benchmark for performance than the S&P 500, an index of much larger companies

•	Compared to the S&P 600 (and its proxy peers), GCP’s TSR has outperformed both from Randy Dearth’s appointment as CEO and the announcement of our SBM growth plan until May 11, 2020

•

Starboard states it applied the date of Randy’s appointment included in GCP’s most recent investor presentation, but appears to have — incorrectly — chosen a different earlier date for comparison than the actual August 1 start date referenced by GCP

Starboard presents a misleading calculation of “Adjusted” SG&A

•	GCP does not report an adjusted SG&A metric; the SG&A GCP reports has been reduced by $24M (~8%) since 2017

•

Starboard’s calculation includes items such as TSA income (related to sale of Darex), minority interest, gain or loss on exchange rates, legal settlements and insurance claims to create the appearance of flat costs

Starboard misrepresents the peer comparison of SG&A

•

Starboard mischaracterizes both Sika’s reporting of R&D, as well as GCP’s related disclosure; consistent with GCP’s disclosure, Sika does not report the allocation of R&D between SG&A and non-SG&A line items (but does report that R&D is included in both)

•	To the extent Starboard is deducting all R&D expense from their calculation of Sika’s SG&A (Starboard does not disclose its methodology), it includes a portion of R&D expense that is not in SG&A

•	Starboard’s calculation of RPM’s SG&A is inconsistent, giving credit to RPM’s targeted cost reductions while not giving GCP any credit for targeted cost reductions

•	Even with their misleading methodology, Starboard’s own analysis demonstrates GCP’s SG&A costs are in-line with RPM and only slightly higher than Sika, despite GCP’s significantly smaller size

Starboard conflates division leadership with C-Level experience to obscure that fact that none of their nominees (other than Clay Kiefaber, on both slates) has ever led a public company

•	Starboard refers to their nominees’ “c-level/president” experience to obscure the fact that none of Starboard’s nominees other than Mr. Kiefaber has ever been a public company CEO, CFO or COO

Additional Information

GCP has filed a definitive proxy statement and BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2020 Annual Meeting of Stockholders. GCP STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING PROXY CARD, AS THEY CONTAIN OR WILL CONTAIN (IN THE CASE OF AMENDMENTS OR SUPPLEMENTS) IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement (and any amendments or supplements thereto) and other documents filed by GCP with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

GCP, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from GCP’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting. Information regarding the ownership of GCP’s directors and executive officers in GCP stock is included in their SEC filings on Forms 3, 4 and 5, which can be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement (and any amendments and supplements thereto) filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statements Regarding Forward-Looking Information

This communication contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when GCP or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of GCP and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside GCP’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements about expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; strategic alternatives; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. Like other businesses, we are subject to risks and uncertainties that could cause our actual results to differ materially from our projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to: the cyclical and seasonal nature of the industries that GCP serves; foreign operations, especially in emerging regions; changes in currency exchange rates; the cost and availability of raw materials and energy; the effectiveness of GCP’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events, natural disasters and the COVID-19 pandemic. These and other factors are identified and described in more detail in GCP’s Annual Report on Form 10-K, which has been filed with the U.S. Securities and Exchange Commission and is available online at www.sec.gov, and subsequent quarterly reports. Readers are cautioned not to place undue reliance on GCP’s projections and other forward-looking statements, which speak only as of the date thereof. GCP undertakes no obligation to publicly release any revision to its projections and other forward-looking statements contained in this communication, or to update them to reflect events or circumstances occurring after the date of this communication.